SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 21, 2004, among AMERISTAR CASINOS, INC., a Nevada corporation (the “Borrower”), the various lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000, as subsequently amended, modified or supplemented by the First Amendment thereto dated as of January 30, 2001, the Second Amendment thereto dated as of May 31, 2002, the Third Amendment thereto dated as of November 22, 2002, the Fourth Amendment thereto dated as of December 19, 2003, the Fifth Amendment thereto dated as of February 27, 2004 and the Sixth Amendment thereto dated as of October 25, 2004 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

1. Section 9.07(a) of the Credit Agreement is hereby amended by (i) deleting the text “fiscal year” appearing in the proviso of said Section and inserting the text “fiscal years” in lieu thereof and (ii) inserting the text “and December 31, 2004” immediately following the text “December 31, 2003” appearing in said Section.

2. The definition of “Incremental Commitment Termination Date” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting clause (y) of said definition in its entirety and (ii) inserting the following new text in lieu thereof:

“(y) with respect to all other Incremental Commitments for Incremental Term Loans, December 31, 2004.”.

3. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the Seventh Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

4. This Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when the Required Lenders and the Borrower, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip-Daniels (facsimile number 212-354-8113).

5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.

By: /s/ Peter C. Walsh
Title: Senior Vice President & General Counsel

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.
RICHMOND STREET DEVELOPMENT, INC.
AMERISTAR CASINO BLACK HAWK, INC.

By: /s/ Peter C. Walsh
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), Individually and as Administrative Agent

By: /s/ Mary Kay Coyle
Title: Managing Director

SIGNATURE PAGE TO THE SEVENTH AMENDMENT DATED AS OF DECEMBER 21, 2004, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 20, 2000, AMONG AMERISTAR CASINOS, INC., A NEVADA CORPORATION, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, WELLS FARGO BANK, N.A., AS CO-ARRANGER AND SYNDICATION AGENT, BEAR STEARNS CORPORATE LENDING INC., AS DOCUMENTATION AGENT, DEUTSCHE BANK SECURITIES INC., AS LEAD ARRANGER AND SOLE BOOK MANAGER AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F.K.A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT

AMMC CDO I, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

AMMC CDO II, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

AMMC CDO III, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

BANK OF SCOTLAND
By: /s/ Karen Welch
Title: Assistant Vice President

BEAR STEARNS CORPORATE LENDING
By: /s/ Victor Bulzacchelli
Title: Vice President

BLUE SQUARE FUNDING LIMITED SERIES 3,
as Lender
By: /s/ Deborah O’Keeffe
Title: Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

TOLLI & CO.
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO VI, LTD.
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

GRAYSON & CO.
By: Boston Management and Research
as Investment Advisor

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

GRAYSON & CO
By: Boston Management and Research
as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

FRANKLIN CLO II, LIMITED
By: /s/ David Ardini
Title: Vice President

FRANKLIN CLO III, LIMITED
By: /s/ David Ardini
Title: Vice President

FRANKLIN FLOATING RATE TRUST
By: /s/ David Ardini
Title: Vice President

HIBERNIA NATIONAL BANK
By: /s/ Chris K. Haskew
Title: Senior Vice President

TRUMBULL THC2 LOAN FUNDING LLC,
for itself or as agent for Trumbull THC Limited
By: /s/ Suzanne Smith
Title: as Attorney in Fact

BUSHNELL CBNA LOAN FUNDING LLC,
for itself or as agent for Bushnell CFPI Loan Funding LLC
By: /s/ Suzanne Smith
Title: as Attorney in Fact

STANDWICH LOAN FUNDING, LLC
By: /s/ Diana M. Himes
Title: Assistant Vice President

ELF FUNDING TRUST I
By: Highland Capital Management, L.P.,
as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

HCM US LOANS MAC 43, LTD.
By: Highland Capital Management, L.P.,
as attorney-in-Fact

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND LOAN FUNDING V, LTD.
By: Highland Capital Management, L.P.,
as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

RESTORATION FUNDING CLO, LTD.
By: Highland Capital Management, L.P.,
as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND OFFSHORE PARTNERS, L.P.
By: Highland Capital Management, L.P.,
as General Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND FLOATING RATE ADVANTAGE FUND (f.k.a. Columbia Floating Rate Advantage Fund)
By: Highland Capital Management, L.P.,
its Investment Advisor

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY (f.k.a. .Columbia Floating Rate Limited Liability Company)
By: Highland Capital Management, L.P.,
its Investment Advisor

By: /s/ Mark Okada
Title: Chief Investment Officer

LOAN FUNDING IV LLC
By: Highland Capital Management, L.P.,
as Portfolio Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ENDURANCE CLO I, LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ING-ORYX CLO, LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

NEMEAN CLO, LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC,
as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By: ING Investments LLC
as its Investments Manager

By: /s/ Jeffrey A. Bakalar
Title: Senior Vice President

ING PRIME RATE TRUST
By: ING Investment Management, Co.
as its Investments Manager

By: /s/ Jeffrey A. Bakalar
Title: Senior Vice President

ING SENIOR INCOME FUND
By: ING Investment Management, Co.
as its Investments Manager

By: /s/ Jeffrey A. Bakalar
Title: Senior Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By: ING Investment, LLC
as its Investments Manager

By: /s/ Jeffrey A. Bakalar
Title: Senior Vice President

PILGRIM CLO 1999-1 LTD.
By: ING Investment, LLC
as its Investments Manager

By: /s/ Jeffrey A. Bakalar
Title: Senior Vice President

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC,
as Collateral Manager

By: /s/ Alexander K. Kenna
Title: Portfolio Manager

LONGHORN CDO (CAYMAN) LTD.
By: Merrill Lynch Investment Managers, L.P.
as its Investments Manager

By: /s/ Jaimin Patel
Title: Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST
By: /s/ Jaimin Patel
Title: Authorized Signatory

NATIONAL CITY BANK OF INDIANA
By: /s/ Jeff Dysert
Title: Vice President

PPM SHADOW CREEK FUNDING LLC
By: /s/ Diana M. Himes
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST
By: /s/ Diana M. Himes
Title: Assistant Vice President

TORONTO DOMINION (NEW YORK), INC.
By: /s/ Jackie Barrett
Title: Authorized Signatory

EMERALD ORCHARD LIMITED
By: /s/ Jackie Barrett
Title: Attorney in Fact

U.S. BANK
By: /s/ J. Andres Backstrom
Title: Vice President

WB LOAN FUNDING 1, LLC
By: /s/ Ronald E. Schumer
Title: President

WELLS FARGO BANK, N.A.
By: /s/ Casey Potter
Title: Vice President